                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                                January 3, 2000

                        PAPA JOHN'S INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                            61-1203323
          (State or other jurisdiction of    (I.R.S. Employer identification
          incorporation or organization)      number)


                          2002 Papa John's Boulevard
                       Louisville, Kentucky  40299-2334
                   (Address of principal executive offices)

                                (502) 261-7272
             (Registrant's telephone number, including area code)
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Item 5. Other Events

On January 3, 2000, a federal court judge in Dallas ruled that Papa John's can no longer use its "Better Ingredients. Better Pizza." trademarked slogan. Papa John's plans to appeal the ruling. The potential impact of the ruling on the company's fourth quarter and full-year 1999 earnings is currently being evaluated by management. The judge also permanently enjoined Pizza Hut from broadcasting advertising, in any form, which compares any component of Pizza Hut's pizza to a like component of Papa John's pizza. This summary of the attached press release is qualified in its entirety by the complete text of such document, a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
(c)  Exhibits 99.1 Press Release dated January 3, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PAPA JOHN'S INTERNATIONAL, INC.
                        -------------------------------

                                 (Registrant)

Date:  January 10, 2000                     /s/ E. Drucilla Milby
                                            ---------------------
                                            E. Drucilla Milby
                                            Senior Vice President,
                                            Chief Financial Officer
                                            and Treasurer


                                 Exhibit Index

Exhibit No.

99.1   Press Release dated January 3, 2000